UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 19, 2015

_________________________________

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34480 (Commission File Number)	26-2994223 (IRS Employer Identification No.)
545 Washington Boulevard Jersey City, New Jersey 07310 (Address of principal executive offices and zip code)

(201) 469-2000

(Registrant's telephone
number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 19, 2015, Verisk Analytics, Inc. (the “Company”) completed its acquisition of Wood Mackenzie Limited (“Wood Mackenzie”) pursuant to a Deed (the “Deed”) dated as of March 10, 2015 by and among the Company, V Acquisition Limited, a wholly-owned subsidiary of the Company (the “Company Sub”), and the shareholders of Wood Mackenzie named therein. Pursuant to the Deed, the Company Sub purchased shares issued by H&F Nugent 1 Limited, the indirect parent of Wood Mackenzie, and loan notes issued by H&F Nugent 2 Limited for aggregate consideration of £1.85 billion (approximately $2.8 billion, net of foreign currency hedges). The Company financed the acquisition through cash on hand, borrowings of approximately $1 billion under its Second Amended and Restated Credit Agreement and the issuance of $900 million aggregate principal amount of 4.000% Senior Notes due 2025, $350 million aggregate principal amount of 5.500% Senior Notes due 2045 and 10.6 million shares of the Company’s Class A common stock, par value $0.001 per share.

The foregoing description of the Deed is qualified in its entirety by reference to the full text of the Deed, which is included as Exhibit 2.1 to the Current Report on Form 8-K of the Company dated March 12, 2015 and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements of Wood Mackenzie required by Regulation S-X are included as Exhibits 99.1 and 99.2 to the Current Report on Form 8-K of the Company dated May 4, 2015 and are incorporated by reference herein.

(b) Pro Forma Financial Information

The pro forma financial information required by Regulation S-X is included as Exhibit 99.2 to the Current Report on Form 8-K of the Company dated May 4, 2015 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “target,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and that could materially affect actual results, levels of activity, performance or

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achievements. Other factors that could materially affect actual results, levels of activity, performance or achievements can be found in the Company’s quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed with the Securities and Exchange Commission. If any of these risks or uncertainties materialize or if the Company’s underlying assumptions prove to be incorrect, actual results may vary significantly from the original projections. Any forward-looking statement in this Current Report on Form 8-K reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to the Company’s operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

By:	/s/ Kenneth E. Thompson
Name: Kenneth E. Thompson Title: Executive Vice President, General Counsel and Corporate Secretary

 Date:  May 19, 2015